Exhibit 10.3(b)


      Schedule of Warrant (new financings after October 31, 2005) Issued by
             NCT Group, Inc. to Carole Salkind on January 11, 2006


                      Expiration                                      Shares
     Grant Date          Date            Exercise Price               Granted
     ----------         -----            --------------               -------
      01/11/06        01/11/11       Greater of:  (i) $0.0034;      20,000,000
                                     or (ii) the par value of
                                     NCT Group, Inc.
                                     common stock on the
                                     date of exercise